UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 22, 2004

(Date of Report)

(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26137	04-3416255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13920 SE Eastgate Way, Suite 300, Bellevue, Washington 98005

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated July 22, 2004

Item 12. Results and Operations and Financial Condition.

On July 22, 2004, drugstore.com, inc. issued a press release to report its financial results for the fiscal quarter ended June 27, 2004 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this report and the exhibit hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC.
(Registrant)

By:	/s/ ROBERT A. BARTON
Robert A. Barton Vice President, Acting Chief Executive Officer, Chief Financial Officer, and Treasurer

Date: July 22, 2004